                                                                   EXHIBIT 10.24
                    SETTLEMENT AGREEMENT AND GENERAL RELEASE
                    ----------------------------------------

     THIS SETTLEMENT AGREEMENT AND GENERAL RELEASE is made and entered into by and between the undersigned employee (hereinafter referred to as "Employee") and the Employee's corporate employer identified in Exhibit A on the signature page of this Settlement Agreement and General Release (hereinafter referred to as the "Company").

                             W I T N E S S E T H :
                             -------------------

     WHEREAS, Employee is an employee of the Company;

     AND WHEREAS, Employee will cease active services with the Company on the separation date set forth in Exhibit A on the signature page of this Settlement Agreement and General Release (the "Separation Date");

     AND WHEREAS, Employee's employment relationship with the Company as defined in this Agreement will terminate on the termination date set forth in Exhibit A on the signature page of this Settlement Agreement and General Release (the "Termination Date");

     AND WHEREAS, Employee and the Company desire to settle fully and finally all differences between them, including, but in no way limited to, any differences that might arise out of Employee's employment with the Company, and the termination thereof;

     NOW THEREFORE, in consideration of the premises and mutual promises herein contained, it is agreed as follows:

     FIRST:  This Settlement Agreement and General Release shall not in any way
     -----
be construed as an admission by the Company that it has acted wrongfully with respect to the Employee or any other person, or that the Employee has any rights whatsoever against the Company, and the Company specifically disclaims any liability to or wrongful acts against

Employee or any other person, on the part of itself, its corporate subsidiaries or affiliates, its employees or its agents.

     SECOND:  Employee represents, understands and agrees that Employee's active
     ------
duties with the Company shall terminate on the Separation Date and Employee's employment with the Company shall terminate on the Termination Date.

     THIRD:  Employee represents that Employee has not filed any complaints or
     -----
charges or lawsuits against the Company or any of its affiliates with any governmental agency or any court, and agrees that he/she does not intend to do so at any time hereafter; provided, however, this shall not limit Employee from filing a lawsuit for the sole purpose of enforcing Employee's rights under this Settlement Agreement and General Release.

     FOURTH:  The Company agrees that once it receives a fully executed copy of
     ------
this Agreement from Employee, it will provide the following payments and benefits to Employee, but only to the extent that Employee was entitled to and enjoying such payments and benefits as of the Separation Date:

     a) Bi-weekly salary continuation at Employee's current base rate of pay through the Termination Date;

     b) FHP Medical Coverage continuation through the Termination Date (at Employee's current benefit level);

     c) FHP Dental Coverage continuation through the Termination Date (at Employee's current benefit level);

     d) FHP Life Insurance Coverage continuation through the Termination Date (at Employee's current benefit level);

     e) Outplacement services consistent with the Company's outplacement policy for a person of Employee's job classification and/or grade level;

     f) Continued eligibility to fully participate in the Company's Retirement Plans through the Termination Date (at Employee's current benefit level) in accordance with the terms of such Plans;

     g) Payment effective the Separation Date of all accrued vacation, holiday and personal leave days;

     h) Continued eligibility to exercise any Stock Options in which the Employee becomes vested through the Termination Date in accordance with the exercise and vesting terms of Employee's Stock Option Agreement(s), if any.

     The Company reserves the right to deduct from any applicable sum those amounts required by law. Any monies owed to the Company by Employee may be deducted from the amounts payable pursuant to this paragraph. The Company shall not continue any of Employee's existing benefit coverage except as provided for in this paragraph. All accruals of vacation, holiday and personal leave days shall end effective the Separation Date. The payments called for in this paragraph shall be in lieu of and discharge any obligations of Company to Employee for compensation, accrued vacation, accrued personal leave days, accrued holidays, incentive compensation, car allowances or any other expectations of remuneration or benefit on the part of the Employee. Except as stated below, the payments and benefits called for in this paragraph shall cease if and when Employee obtains future employment (whether such employment is characterized as employment or as a consulting or other arrangement) prior to the Termination Date. Employee shall immediately notify Company if such employment is obtained, and if Employee does not obtain such employment, Employee shall certify that fact to the Company quarterly in writing as a condition to the continuation of benefits hereunder. Notwithstanding the foregoing, with respect to salary continuation only, in the event Employee obtains future employment prior to the Termination Date (whether such employment is characterized as employment or as a consulting or other arrangement), the Company's payment of bi-weekly salary to Employee shall continue until the Termination Date, but shall be reduced by fifty percent (50%).

       FIFTH:  Employee understands and agrees that effective the Separation
       -----
Date Employee was and is no longer authorized to incur any expenses or obligations or liabilities on behalf of the Company.

     SIXTH:  Employee understands and agrees that on the Separation Date
     -----
Employee shall immediately turn over to the Company all files, memoranda, records, credit cards and other documents or physical or personal property which Employee received from the Company and which are the property of the Company.

     SEVENTH:  Employee understands and agrees that in the course of employment
     -------
with the Company, Employee has acquired confidential information and trade secrets concerning the Company's operations, its future plans and its methods of doing business, including by way of example, but by no means limited to, highly proprietary information about the Company's customers, product development, research, technology, financial, marketing, pricing, costing, compensation and other matters (hereinafter collectively "Trade Secrets"), all of which information Employee understands and agrees would be extremely damaging to the Company if disclosed to a competitor or made available to any other person or corporation. As used herein, the term "Competitor" includes but is not limited to any corporation, firm or business engaged in a business similar to that of the Company or its parent, subsidiary or affiliated companies. Employee understands and agrees that such information has been divulged to Employee in confidence and Employee understands and agrees that Employee shall keep such information secret and confidential and Employee further understands and agrees that, at all times, Employee shall not knowingly disclose or communicate Trade Secrets or other secret and confidential information to either a Competitor or any other person or in any way make such information available to others, or make use of such information on Employee's own behalf, or on behalf of any Competitor. Employee further agrees that Employee shall not knowingly solicit or participate in or assist in any way, the solicitation of any other employees or customers of the Company or of any of its subsidiary companies. In view of the nature of Employee's employment and the information and Trade Secrets which Employee has received during the course of Employee's employment, Employee likewise agrees that the Company would be irreparably harmed by any violation, or threatened violation of this Agreement and that, therefore, the Company shall be entitled to an injunction prohibiting Employee from any violation or threatened violation of this Agreement. The undertakings set forth in this paragraph shall survive the termination of other arrangements contained in this Agreement.

     EIGHTH:  Employee agrees to cooperate with and assist the Company, upon
     ------
reasonable notice, in the defense of any litigation or governmental investigation arising from events which occurred while Employee was employed by the Company. Such cooperation and assistance shall include, but not be limited to, Employee's full participation in locating, producing, collecting, analyzing and preparing documents and other informational materials, in preparing for and participating in depositions, hearings and trials, and in responding to document production requests, interrogatories, and other discovery. If it becomes necessary for employee to testify in any judicial or administrative proceedings, the Company shall reimburse Employee for any reasonable travel expenses (including transportation, food and lodging) which are incurred (or are to be incurred) in connection with such testimony (including preparation therefor). The Company shall not be required to pay Employee any additional consideration, including but not limited to consulting or witness fees, in connection with any cooperation, assistance or testimony required of or provided by Employee pursuant to this Agreement.


     NINTH:  It is agreed that the benefits contained in this Settlement
     -----
Agreement and General Release which flow to Employee from the Company are subject to termination, reduction or cancellation as permitted by law in the event that Employee takes any action or engages in any conduct deemed by the Company to be in violation of this Agreement.

     TENTH:  The provisions of this Agreement are severable, and if any part of
     -----
it is found to be unenforceable, the other paragraphs shall remain fully valid and enforceable. This Agreement shall survive the termination of any arrangements contained herein.

       ELEVENTH:  Employee represents and agrees that, except as otherwise
       --------
specifically provided herein, Employee will keep the terms, amount and fact of this Settlement Agreement and General Release completely confidential, and that Employee shall not hereafter disclose any information concerning this Settlement Agreement and General Release to anyone other than Employee's immediate family members, legal counsel and financial and other advisors. Employee further represents and agrees that Employee shall refrain from making any disparaging remarks or comments about the Company and all those associated with the Company which are intended to or which in fact do cause the Company or anyone associated with the Company injury.

     TWELFTH:  EMPLOYEE REPRESENTS AND AGREES THAT HE/SHE FULLY UNDERSTANDS
     -------
HIS/HER RIGHT TO DISCUSS ALL ASPECTS OF THIS SETTLEMENT AGREEMENT AND GENERAL RELEASE WITH A PRIVATE ATTORNEY, THAT TO THE EXTENT, IF ANY, THAT EMPLOYEE DESIRED, EMPLOYEE HAS AVAILED HIMSELF OR HERSELF OF THIS RIGHT, THAT EMPLOYEE HAS CAREFULLY READ AND FULLY UNDERSTANDS ALL OF THE PROVISIONS OF THIS SETTLEMENT AGREEMENT AND GENERAL RELEASE, AND THAT EMPLOYEE IS VOLUNTARILY ENTERING INTO THIS SETTLEMENT AGREEMENT AND GENERAL RELEASE.

       THIRTEENTH:  As a material inducement to the Company to enter into this
       ----------
Agreement, Employee hereby irrevocably and unconditionally releases, acquits and forever discharges the Company and each of the Company's owners, successors, assigns, agents, directors, officers, employees, representatives, attorneys, parents, divisions, subsidiaries and affiliates (and agents, directors, officers, employees, representatives and attorneys of such parents, divisions, subsidiaries and affiliates), and all persons acting by, through, under or in concert with any of them (collectively "Releasees"), or any of them, of and from any and all charges, complaints, claims, liabilities, obligations, promises, agreements, controversies, damages, actions, causes of action, suits, rights, demands, costs, losses, debts and expenses (including attorneys' fees and costs actually incurred) of any nature whatsoever, known or unknown, suspected or unsuspected, including, but not limited to, rights arising out of alleged violations of any contracts, express or implied, any covenant of good faith and fair dealing express or implied, or any tort, or any legal restrictions on the Company's right to terminate employees, or any federal, state or other governmental statute, regulation, or ordinance ("Claim" or "Claims"), which Employee now has, owns or holds, or claims to have, own or hold, or which Employee at any time heretofore had, owned or held, or claimed to have, own or hold, or which Employee at any time hereafter may have, own or hold, or claim to have, own or hold against each or any of the Releasees.

     FOURTEENTH:  Employee further covenants that he/she does not intend to
     ----------
bring any complaint or charge against the Company before the Equal Employment Opportunity Commission, or any other federal, state or local governmental agency that enforces any civil rights law, including laws relating to discrimination in employment. Should Employee file a complaint or charge against the Company before such Commission, or any other federal, state or local governmental agency that enforces any civil rights law, including laws relating to discrimination in employment, then Employee expressly waives any right to recover any sum or obtain any equitable relief in a suit brought by such Commission or agency on Employee's behalf.

THIS IS A WAIVER OF CERTAIN STATUTORY RIGHTS. IT IS MADE KNOWINGLY AND VOLUNTARILY BY THE EMPLOYEE.

     FIFTEENTH:  Employee further covenants that if Employee is 40 years of age
     ---------
or older, Employee does not intend to bring a charge against the Company under the Federal Age Discrimination in Employment Act ("ADEA"), as amended by the Older Workers Benefit Protection Act, and releases and waives any and all claims Employee may have against the Company under the ADEA, as amended. Employee acknowledges that Employee's promise is made in exchange for the consideration paid by the Company to the Employee set out in this

Agreement and that such consideration is not an employment benefit to which Employee is otherwise entitled. Should Employee file a charge against the Company before the Equal Employment Opportunity Commission under the ADEA, as amended, or file a charge before any other governmental agency that has the jurisdiction to enforce said Act, then Employee expressly waives any right to recover any sum or obtain any equitable relief in a suit brought by such Commission or agency on Employee's behalf.

     If the Employee is 40 years of age or older, Employee acknowledges that Employee has been given twenty one (21) days to consider whether or not to sign this Agreement including the foregoing release and waiver. Employee may revoke this Agreement in its entirety at any time on or before the date which is seven
(7) days after the date of Employee's signature on this Agreement and Employee's release or waiver with respect to the ADEA, as amended, will not be effective or enforceable until such seven (7) day revocation period has expired. No payment will be made under this Agreement until such seven (7) day period has elapsed without revocation on the part of Employee. As stated above, Employee is advised to consult with an attorney or any other advisor before he/she signs this Agreement.

     SIXTEENTH:  Employee further covenants that if Employee is a qualified
     ---------
individual with a disability, as defined in the Americans With Disabilities Act ("ADA"), 42 U.S.C. (S) 12101, et. seq., Employee does not intend to bring a
                              --  ---
charge against the Company under the ADA and releases and waives any and all claims Employee may have against the Company under the ADA. Employee acknowledges that Employee's promise is made in exchange for the consideration paid by the Company to the Employee set out in this Agreement and that such consideration is not an employment benefit to which Employee is otherwise entitled. Should Employee file a charge against the Company before the Equal Employment Opportunity Commission under the ADA, or file such a charge before any other governmental agency that has jurisdiction to enforce the ADA, then Employee expressly waives any right to recover any sum or obtain any equitable relief in a suit brought by such commission or agency on Employee's behalf.

     If the Employee is a qualified individual with a disability, as defined in the ADA, Employee acknowledges that Employee has been given twenty-one (21) days to consider whether or not to sign this Agreement, including the foregoing release and waiver. Employee may revoke this Agreement in its entirety at any time on or before the date which is seven (7) days after the date of Employee's signature on this Agreement and Employee's release or waiver with respect to the ADA will not be effective or enforceable until such seven (7) day revocation period has expired. No payment will be made under this Agreement until such seven (7) day period has elapsed without revocation on the part of Employee. As stated above, Employee is advised to consult with an attorney or any other advisor before he/she signs this Agreement.

     SEVENTEENTH:  Employee expressly waives and relinquishes all rights and
     -----------
benefits afforded by Section 1542 of the Civil Code of the State of California, or similar statutes of any state having jurisdiction hereof, and does so understanding and acknowledging the significance of such specific waiver of
Section 1542 or other statute. Section 1542 of the Civil Code of the State of California states as follows:

     "A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS/HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM/HER MUST HAVE MATERIALLY AFFECTED HIS/HER SETTLEMENT WITH THE DEBTOR."

     Thus, notwithstanding the provisions of Section 1542 or any other similar statute, and for the purpose of implementing a full and complete release and discharge of the Releasees, Employee expressly acknowledges that this Settlement Agreement and General Release is intended to include in its effect without limitation, all Claims which Employee does not know or suspect to exist in Employee's favor at the time of execution hereof, and that this Settlement Agreement and General Release contemplates the extinguishment of any such Claim or Claims.

     EIGHTEENTH:  In the event that legal action is required to enforce the
     ----------
terms of this Agreement, the prevailing party shall be entitled to recover its costs along with reasonable attorneys fees.

     NINETEENTH:  Employee represents and acknowledges that in executing this
     ----------
Settlement Agreement and General Release, Employee does not rely and has not relied upon any representation or statement not set forth herein made by any of the Releasees or by any of the Releasees' agents, representatives, or attorneys with regard to the subject matter, basis or effect of this Settlement Agreement and General Release or otherwise.

     TWENTIETH:  Employee and the Company agree that any action brought by
     ---------
either the Employee or the Company in connection with the rights or obligations arising out of this Agreement shall be instituted in a federal or state court of competent jurisdiction with venue only in the county or federal district in which the Employee was last employed by the Company. Either party to this Agreement named as a defendant in an action brought in connection with this Agreement in any other court outside of the above designated county or district shall have the right to have the venue of said action changed to the above designated county or district, or, if necessary, have the case dismissed, requiring the other party to refile said action in an appropriate court in the above designated county or federal district. Employee and Company hereby agree to submit personally to the jurisdiction of a court of competent subject matter jurisdiction located in the above designated state and county or federal district. Employee and Company acknowledge that this Agreement is executed in and that a material portion of the obligations to be performed hereunder are to be performed in the above designated state and county or federal district.

     TWENTY-FIRST:  To the extent Employee has a Change of Control Employment
     ------------
Agreement dated March 12, 1994 with FHP International Corporation, that agreement shall terminate as of the Separation Date and shall thereafter be without force or effect.

     This Settlement Agreement and General Release sets forth the entire agreement between the parties hereto, and fully supersedes any and all prior agreements or understandings between the parties hereto pertaining to the subject matter hereof.

     PLEASE READ CAREFULLY. THIS SETTLEMENT AGREEMENT AND GENERAL RELEASE INCLUDES A RELEASE OF ALL KNOWN AND UNKNOWN CLAIMS.

     Executed by Employee and the Company on the dates set forth below their respective signatures.


"Company"                               "Employee"
By: /s/ Jim Wade                        /s/ Ryan M. Trimble
    ----------------------------        --------------------------------------
Title:   V.P., Human Resources          Date:   July 14, 1995
       -------------------------
Date:   7/26/95
       -------------------------

                                   EXHIBIT A

A.    Separation Date:                          6/30/95
                                                ----------------------

B.    Termination Date:                         12/31/96
                                                ----------------------

C.    Employee's Corporate Employer:            FHP International
                                                ----------------------